EXHIBIT (a)(1)(B)
Letter of Transmittal
To Tender Shares of Common Stock
of
NOLAND COMPANY
Pursuant to the Offer to Purchase
dated April 19, 2005
by
WINVEST INC.
a wholly-owned subsidiary of
PRIMUS INC. (dba WINWHOLESALE INC.)
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, MAY 16, 2005, UNLESS THE OFFER IS EXTENDED.
The Depositary for the Offer is:
JPMorgan Trust Company, N.A.

By Mail:	By Overnight Delivery:	By Hand/Courier:
(9:00 am-5:00 pm)
JPMorgan Trust Company, N.A.	JPMorgan Trust Company, N.A.	JPMorgan Trust Company, N.A.
Institutional Trust Services	Institutional Trust Services	Institutional Trust Services
P.O. Box 2320	2001 Bryan Street 9th Floor	2001 Bryan Street 9th Floor
Dallas, Texas, 75221-2320	Dallas, Texas, 75201	Dallas, Texas, 75201
Attn: PAYMENTS	Attn: PAYMENTS	Attn: PAYMENTS
By facsimile transmission (for Eligible Institutions only)
(214) 468-6494
For telephone assistance, please call
(800) 275-2048
      ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT OR TO THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.
      THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)	Share Certificates and
(Please fill in, if blank, exactly as	Shares Tendered
name(s) appear(s) on Share certificate(s))	(Attach additional signed list if necessary)

Total Number
	Shares	of Shares	Number
	Certificate	Represented by	of Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares

* Need not be completed by Book-Entry Shareholders (as defined below).
** Unless otherwise indicated, it will be assumed that all Shares represented by certificates to the Depositary will be deemed to have been tendered. See Instruction 4.

      This Letter of Transmittal is to be used if certificates for Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other shareholders who deliver Shares are referred to herein as “Certificate Shareholders.”
      Shareholders whose certificates for Shares are not immediately available, or who cannot comply with the procedures for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the expiration of the offer, may tender their Shares by following the procedures of guaranteed delivery set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivery is by book-entry transfer (provide the following), check box: ☐
Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
      The undersigned hereby tenders to Winvest Inc., a Virginia corporation (“Purchaser”) and a wholly-owned subsidiary of Primus Inc. (dba WinWholesale Inc.), a Delaware corporation (“WinWholesale”), the above-described shares of common stock, par value $10.00 per share (the “Shares”), of Noland Company, a Virginia corporation (“Noland Company”), at $74.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 19, 2005 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The Offer expires at 12:00 midnight, New York City time, on Monday, May 16, 2005, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The undersigned understands that Purchaser reserves the right to transfer or assign to one or more of its affiliates, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.
      Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of the Offer as so extended or amended), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after April 11, 2005 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Noland Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.
      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Noland Company’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Noland Company’s shareholders.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distributions as determined by Purchaser in its sole discretion.
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date.
      The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any Offer so extended or amended). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.
      Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the offer price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the offer price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the offer price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if the check for the offer price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.
Issue check and/or Share certificates to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Tax ID or Social Security No.)
(See Substitute Form W-9)
Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility Account.

(Account Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the offer price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.”
Mail check and/or Share certificates to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Tax ID or Social Security No.)
(See Substitute Form W-9)

IMPORTANT
SHAREHOLDER: SIGN HERE
(COMPLETE SUBSTITUTE FORM W-9 BELOW)
(SIGNATURE(S) OF OWNER(S))
X

X

(Signature(s) of Shareholder(s))

Dated:	, 2005

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
Name(s)

(Please Print)
Name of Firm

Capacity (Full Title)

Address

(Include Zip Code)
Area Code and Telephone Number

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURES
(SEE INSTRUCTIONS 1 AND 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized Signature(s)

Name(s)

(Please Print)
Name of Firm

Address

(Include Zip Code)
Area Code and Telephone Number

Dated:

 , 2005

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
      2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders of Noland Company either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) on or prior to the Expiration Date (as defined in the Offer to Purchase), (i) Share certificates representing tendered Shares must be received by the Depositary at one of its addresses set forth herein, or such Shares must be tendered pursuant to the book-entry transfer procedures set forth herein and in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary, (ii) the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer of the Shares, must be received by the Depositary at one of its addresses and (iii) any other documents required by the Letter of Transmittal must be received by the Depositary at one of such addresses or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase.
      Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3, “Procedures for Accepting the Offer and Tendering Shares,” of the Offer to Purchase.
      Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the Share certificates representing tendered Shares are received by the Depositary at one of its addresses as set forth herein, or such Shares are tendered pursuant to the book-entry transfer procedures and a Book-Entry Confirmation is received by the Depositary, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which The Nasdaq SmallCap Market is open for business.
      The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against such participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.
      THE METHOD OF DELIVERY OF THE CERTIFICATES OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH

THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (IN-CLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.
      3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered, and the certificate numbers with respect to such Shares and all other required information should be listed on a separate signed schedule attached hereto.
      4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates but were not tendered will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
      If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
      If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.
      6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes incident to the transfer to it of validly tendered Shares. If, however, payment of the offer price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY.
      7. Special Payment and Delivery Instructions. If a check for the offer price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.
      8. Backup Withholding. In order to avoid “backup withholding” of U.S. Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9.
      Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.
      The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
      Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Shareholders who are non-U.S. persons should complete and sign the main signature form and a Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary or from the Internal Revenue Service, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.
      9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” may be directed to the Information Agent or the Dealer Manager, as set forth below, and will be furnished promptly at Purchaser’s expense.
      10. Waiver of Conditions. Subject to the Offer to Purchase, Purchaser reserves the absolute right in its sole discretion to waive, at any time and from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. In the Offer to Purchase, Purchaser has agreed that it will not waive the Minimum Condition (as defined in the “Introduction” to the Offer to Purchase).
      11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE SHAREHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE

PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.
      IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.
IMPORTANT TAX INFORMATION
      Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such shareholder’s correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN of the certifications described above, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%.
      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms can be obtained from the Depositary or from the Internal Revenue Service. Exempt shareholders other than foreign individuals should complete the Substitute Form W-9 and furnish their TIN, write “Exempt” in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing an appropriate claim.
Purpose of Substitute Form W-9
      To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form contained herein certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.
What Number to Give the Depositary
      The shareholder is required to give the Depositary the TIN (e.g. social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied for” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the “Certificate of Awaiting Taxpayer Identification Number” set forth in this document.

SUBSTITUTE FORM W-9
Name

Business Name

Address (NUMBER AND STREET) (CITY)(STATE)(ZIP CODE)

Check appropriate box:
	Individual/Sole Proprietor☐	Corporation☐
	Partnership☐	Other (specify)☐

Request for Taxpayer Identification Number and Certification	Part 1 — Please provide your taxpayer or identification number in the box at right, or if awaiting your taxpayer or identification number write “Applied for” and certify by signing and dating below.	Social Security Number(s) or Employer Identification Number

Part 2 — For payees exempt from backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Part 3 — Certification Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interests or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (including a United States resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
	Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.
Signature: _________________________________________________________ Date: ____________________, 2005

The Depositary for the Offer is:
JPMorgan Trust Company, N.A.

By Mail:	By Overnight Delivery:	By Hand/Courier (9:00 a.m. - 5:00 p.m.):
JPMorgan Trust Company, N.A.	JPMorgan Trust Company, N.A.	JPMorgan Trust Company, N.A.
Institutional Trust Services	Institutional Trust Services	Institutional Trust Services
P.O. Box 2320	2001 Bryan Street 9th Floor	2001 Bryan Street 9th Floor
Dallas, Texas, 75221-2320	Dallas, Texas, 75201	Dallas, Texas, 75201
Attn: PAYMENTS	Attn: PAYMENTS	Attn: PAYMENTS
By facsimile transmission (for Eligible Institutions only)
(214) 468-6494
For telephone assistance, please call
(800) 275-2048
      Questions and requests for assistance may be directed to the Information Agent or to the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent or the Dealer Manager, as set forth below, and will be furnished promptly at Purchaser’s expense.
The Information Agent for the Offer is:
Morrow & Co., Inc.
You may obtain information regarding the Offer
from the Information Agent as follows:
445 Park Avenue, 5th Floor
New York, New York 10022
(212) 754-8000
Banks and Brokerage Firms, Please Call: (800) 654-2468
Shareholders Call Toll Free: (800) 607-0088
E-mail: Noland.info@morrowco.com
The Dealer Manager for the Offer is:
William Blair & Company, L.L.C.
You may obtain information regarding the Offer
From the Dealer Manager as follows:
William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606
Attn: John F. Bahr
Call Toll-Free: 800-621-0687